UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SAFE & GREEN HOLDINGS CORP.
(Name of Registrant as Specified in its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

NOTICE OF ANNUAL SHAREHOLDERS MEETING

To Be Held Virtually via the Internet on December 29, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Shareholders Meeting (“ASM”) of Safe & Green Holdings Corp. (the “Company”) will be held in a completely virtual format on December 29, 2025, at 1:00 P.M. Eastern Time for the following purposes:

(1)    to elect the five nominees for director named in the accompanying proxy statement to our Board of Directors, each to serve a one-year term expiring at the 2026 Annual Meeting of Shareholders and until such director’s successor is duly elected and qualified (the “Election of Directors Proposal”).

(2)    to ratify the appointment of M&K CPAS, PLLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

(3)    to approve, on an advisory, non-binding basis, the compensation of our named executive officers (the “Advisory Vote on Executive Compensation Proposal”).

(4)    to approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers (the “Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal”).

(5)    to approve, the merger pursuant to the terms of the executed Agreement and Plan of Merger between the Company and New Asia Holdings, Inc., and subsequently, the conversion of the Company’s Series A Convertible Preferred Stock, par value $1.00 (the “Preferred Stock”), into shares of the Company’s common stock, par value $0.01 per share the (the “Common Stock”), whereby sixty-four (64) shares of Preferred Stock converts into fifteen (15) shares of Common Stock (the “Merger Proposal”).

(6)    to approve in compliance with Nasdaq Rule 5635(d) the issuance of shares of our Common Stock, pursuant to those certain Securities Purchase Agreements, dated as of March 27, 2025, April 11, 2025, and May 29, 2025, by and between the Company and Generating Alpha Ltd., in an amount equal to or in excess of 5% of our Common Stock outstanding immediately prior to the issuance of such shares (the “Generating Alpha Issuance Proposal”).

(7)    to increase the maximum number of authorized shares subject to the Company’s Stock Incentive Plan to 1,000,000 shares and to automatically increase the maximum number of authorized shares subject to the Company’s Stock Incentive Plan on January 1st of each calendar year for a period of ten years commencing on January 1, 2026, in an amount equal to 4.5% of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year (the “Incentive Plan Increase Proposal”).

(8)    To amend the articles of incorporation to increase the authorized shares of common stock from 75,000,000 shares to 3,000,000,000 shares (the “Authorized Common Stock Increase Proposal”).

(9)    To amend the bylaws of the Company to permit the holders of the Company’s Common Stock to take action by written consent in lieu of a meeting (the “Amendment to the Company’s Bylaws Proposal”).

(10)  to approve one or more adjournments of the Annual Shareholders Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed hereinabove, if there are not sufficient votes at the Annual Shareholders Meeting to approve and adopt the Proposals listed hereinabove (the “Adjournment Proposal”).

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on November 21, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Shareholders Meeting and any adjournments or postponements of the Annual Shareholders Meeting. Accordingly, only stockholders of record at the close of business on November 21, 2025, are entitled to notice of, and to vote at, the Annual Shareholders Meeting and any adjournments or postponements of the Annual Shareholders Meeting.

Your vote is important. Whether or not you expect to virtually attend the Annual Shareholders Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,
/s/ Michael McLaren
Michael McLaren
Chairman of the Board
Miami, Florida
November 4, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL SHAREHOLDERS MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2025.

IMPORTANT NOTICE REGARDING THE VIRTUAL ANNUAL SHAREHOLDERS MEETING

The format of the virtual Annual Shareholders Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Annual Shareholders Meeting, see “About the Meeting” in this Proxy Statement.

VOTE FOR THE MERGER OF SAFE & GREEN HOLDINGS CORP. AND NEW ASIA HOLDINGS, INC.

[_____], 2025

Dear Stockholders of Safe & Green Holdings Corp.

We are excited to invite you to attend the annual meeting of the stockholders of Safe & Gren Holdings Corp. (the “Company” and the “Company Meeting”) in connection with the proposed merger between the Company and New Asia Holdings, Inc.

The Company Meeting will take place via live audio webcast at [________] on December 29, 2025 at 1:00 P.M. (Eastern time).

On February 2, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and New Asia Holdings, Inc., a Nevada corporation (“NAHD”), pursuant to which NAHD will be merged into a to-be-formed subsidiary of the Company (the “Merger”). Following the Merger, the NAHD operating subsidiaries Olenox Corp., a Wyoming corporation, and Machfu Inc., a Delaware corporation will be, wholly owned indirect subsidiaries of the Company.

As merger consideration, the Company will issue four million (4,000,000) Series A non-voting convertible preferred shares of the Company, par value $1.00 (the “Preferred Shares”), to the NAHD shareholders. And subject to the approval of a majority of the Company’s common shareholders, each holder of Preferred Shares will have the right to convert his or her Preferred Shares into shares of common stock of the Company (the “Company Shares”) at a post reverse stock split ratio of 64 to 15 (each sixty-four (64) Preferred Shares will convert into fifteen (15) shares of common stock of the Company).

The Merger Agreement contains customary representations, warranties, and covenants. The Merger Agreement also contains conditions to the completion of the Merger including the filing of the articles of incorporation and/or organization for the merger subsidiaries, and the adoption of board resolutions and/or sole member resolutions by the merger subsidiaries approving the Merger. There are no assurances that the parties will satisfy all of the conditions to the merger.

The parties expect to complete these transactions as soon as practicable following the satisfaction or waiver of the condition to the Merger.

At the Company Meeting, the Company’s common shareholders (“the Company Stockholders”) will, among other things, be asked to consider and to approve the issuance of such number of Company Shares as may be required to be issued to the shareholders of New Asia Holdings, Inc. in connection with the Merger Agreement (the “Merger Proposal”).

The board of directors of the Company UNANIMOUSLY recommends that the Company Stockholders vote FOR each of the Company Proposals. Please note that approval by the Company Stockholders of the Company’s Merger Proposal is a condition to the completion of the Merger.

As a Company Stockholder, you are requested to complete and return the relevant enclosed form of proxy card or voting instruction form to ensure that your Company Shares, as applicable, will be represented at the Company Meeting, as applicable, whether or not you are personally able to attend the meetings. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” each of the proposals described above. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions provided by that institution to vote your shares.

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the Company Meeting virtually, please submit your vote as soon as possible. We urge you to read the enclosed materials carefully and to promptly vote by following the instructions in the enclosed materials.

The accompanying proxy statement circular contains a detailed description of the Merger, the other proposals and the Company Meeting. Please read this information carefully, and if you require assistance, consult your own legal, tax, financial or other professional advisor.

Assuming that all the conditions to the Merger Agreement are satisfied or waived, the Company expects the Merger to become effective during 2025.

We thank you for your consideration and continued support.

Sincerely,
/s/ Michael McLaren
Chairman of the Board
Miami, Florida
November 4, 2025

i

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2025 Annual Shareholders Meeting, to be held in a completely virtual format on December 29, 2025, at 1:00 P.M. Eastern Time for the purposes stated in the accompanying Notice of Annual Shareholders Meeting. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Safe & Green Holdings Corp. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Safe & Green Holdings Corp.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on November 21, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Annual Shareholders Meeting. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about November 21, 2025, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Shareholders Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Shareholders Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement and the accompanying form of proxy card are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

•        Proposal 1 (Election of Directors): to elect the five (5) nominees for director named in the accompanying proxy statement to our Board of Directors, each to serve a one-year term and until such director’s successor is duly elected and qualified (the “Election of Directors Proposal”).

•        Proposal 2 (Auditor Ratification): to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

•        Proposal 3 (Advisory Vote on Executive Compensation): to approve, on an advisory, non-binding basis, the compensation of our named executive officers (the “Advisory Vote on Executive Compensation Proposal”).

•        Proposal 4 (Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation): to approve, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of our named executive officers (the “Frequency of the Advisory Vote on Executive Compensation Proposal”).

•        Proposal 5 (Merger): to approve, the merger pursuant to the terms of the executed Agreement and Plan of Merger between the Company and New Asia Holdings, Inc., and subsequently, the conversion of the Company’s Series A Convertible Preferred Stock, par value $1.00 (the “Preferred Stock”), into shares of the Company’s common stock, par value $0.01 per share the (the “Common Stock”), whereby sixty-four (64) shares of Preferred Stock converts into fifteen (15) shares of Common Stock (the “Merger Proposal”).

•        Proposal 6 (Generating Alpha Issuance): to approve the issuance of shares of our Common Stock, pursuant to those certain Securities Purchase Agreements, dated as of March 27, 2025, April 11, 2025, and May 29, 2025, by and between the Company and Generating Alpha Ltd., in an amount equal to or in excess of 5% of our Common Stock outstanding immediately prior to the issuance of such warrants (the “Generating Alpha Issuance Proposal”).

•        Proposal 7 (Incentive Plan Increase): to approve the increase of the maximum number of authorized shares subject to the Company’s Stock Incentive Plan to 1,000,000 shares and to automatically increase the maximum number of authorized shares subject to the Company’s Stock Incentive Plan on January 1st of each calendar year for a period of ten years commencing on January 1, 2026, in an amount equal to 4.5% of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year (the “Incentive Plan Increase Proposal”).

•        Proposal 8 (Authorized Common Stock Increase): to approve the increase of the number of authorized shares of the Company’s Common Stock from 75,000,000 to 3,000,000,000 shares (the “Authorized Common Stock Increase Proposal”)

•        Proposal 9 (Amendment to the Company’s Bylaws): to approve the amendment of the Company’s bylaws to permit shareholders of the Company to take action via written consent in lieu of a meeting (the “Amendment to the Company’s Bylaws Proposal”)

•        Proposal 10 (Adjournment): to approve an adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of any of the following: Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, Proposal 8, and Proposal 9 or to establish a quorum.

To transact any other business that may properly come before the Annual Shareholders Meeting or any adjournment(s) or postponements of the Annual Shareholders Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•        Proposal 1 (Election of Directors Proposal):    “FOR” the Election of Directors Proposal

•        Proposal 2 (Auditor Ratification Proposal):    “FOR” the Auditor Ratification Proposal

•        Proposal 3 (Advisory Vote on Executive Compensation Proposal):    “FOR” the Advisory Vote on Executive Compensation Proposal

•        Proposal 4 (Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal):    “FOR” the Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal

•        Proposal 5 (Merger Proposal):    “FOR” the Merger Proposal

•        Proposal 6 (Generating Alpha Issuance Proposal):    “FOR” the Generating Alpha Issuance Proposal

•        Proposal 7 (Incentive Plan Increase Proposal):    “FOR” the Incentive Plan Increase Proposal

•        Proposal 8 (Authorized Common Stock Increase Proposal):    “FOR” the Authorized Common Stock Increase Proposal

•        Proposal 9 (Amendment to the Company’s Bylaws Proposal):    “FOR” the Amendment to the Company’s Bylaws Proposal

•        Proposal 10 (Adjournment Proposal):    “FOR” the Adjournment Proposal

Who is entitled to vote at the Annual Shareholders Meeting?

Holders of record of our Common Stock, as of the close of business on November 21, 2025, the record date for the Annual Shareholders Meeting (the “Record Date”), are entitled to receive notice of the Annual Shareholders Meeting. Holders of record shares of our Common Stock have the right to vote on all matters brought before the Annual Shareholders Meeting.

As of the Record Date, there were            shares of our Common Stock were issued and outstanding.

What are the voting rights of stockholders?

Each share of our [___________] Common Stock outstanding as of the Record Date, is entitled to receive notice of the Annual Shareholders Meeting and to one vote per share on all matters properly brought before the Annual Shareholders Meeting.

No dissenters’ rights are provided under the Delaware General Corporation Law, our Charter or our Second Amended and Restated Bylaws (the Company’s “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Shareholders Meeting?

All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies authorized to attend the Annual Shareholders Meeting. The Annual Shareholders Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Shareholders Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Annual Shareholders Meeting in person at a physical location.

Stockholders may attend and vote virtually at [__________]. To attend the virtual Annual Shareholders Meeting, you will need to enter the 15-digit control number included on your proxy card or voting instruction form. Online access to the Annual Shareholders Meeting will open 15 minutes prior to the meeting time to allow time for stockholders to log-in and test their equipment. You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Annual Shareholders Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Annual Shareholders Meeting.

Technical Disruptions.    In the event of any technical disruptions or connectivity issues during the course of the Annual Shareholders Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.

Voting by Ballot at the Annual Shareholders Meeting.    Although the meeting webcast will begin at 1:00 P.M. Eastern Time on December 29, 2025, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•        Stockholder of record.    If your shares are registered directly in your name with our transfer agent, Vinyl Equity, Inc., you are considered the stockholder of record of those shares, and the Notice is being sent directly to you by us.

•        Beneficial owner of shares held in street name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Shareholders Meeting.

What will constitute a quorum at the Annual Shareholders Meeting?

A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Annual Shareholders Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, virtually or by proxy, of the holders of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Shareholders Meeting on the Record Date, will constitute a quorum, permitting our stockholders to conduct business at the Annual Shareholders Meeting. Shares that are automatically redeemed in the initial redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Shareholders Meeting for purposes of determining the presence of a quorum. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were [________] shares of our Common Stock outstanding.

If a quorum is not present to transact business at the Annual Shareholders Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Shareholders Meeting, the persons named as proxies may propose one or more adjournments of the Annual Shareholders Meeting to permit the solicitation of additional proxies. The chairperson of the Annual Shareholders Meeting shall have the power to adjourn the Annual Shareholders Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Shareholders Meeting. If you do not give your broker or other nominee voting instructions with respect to voting on each proposal, your broker or other nominee will not be able to vote on that proposal.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Annual Shareholders Meeting have the following voting requirements:

•        Proposal 1 (Election of Directors Proposal):    For the Election of Directors Proposal, the 5 director nominees named herein receiving the highest number of FOR votes (from the holders of shares present or represented by proxy at the 2025 Annual Meeting and entitled to vote on the election of directors) will be elected.

•        Proposal 2 (Auditor Ratification Proposal):    To be approved, the Auditor Ratification Proposal must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon.

•        Proposal 3 (Advisory Vote on Executive Compensation Proposal):    To be approved, the Advisory Vote on Executive Compensation Proposal must receive the affirmative vote of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon.

•        Proposal 4 (Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal):    With respect to the Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal, the frequency (one year, two years or three years) that receives the highest number of votes cast by the holders of all shares of stock present or represented and voting on that proposal at the 2025 Annual Meeting will be considered the preferred frequency selected by our stockholders for future advisory votes on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•        Proposal 5 (Merger Proposal):    The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Merger Proposal. For purposes of the vote on the Merger, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

•        Proposal 6 (Generating Alpha Issuance Proposal):    The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Issuance Proposal. For purposes of the vote on the Generating Alpha Issuance Proposal, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

•        Proposal 7 (Incentive Plan Increase Proposal):    The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Incentive Plan Increase Proposal.

•        Proposal 8 (Authorized Common Stock Increase Proposal):    The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Authorized Common Stock Increase Proposal.

•        Proposal 9 (Amendment to the Bylaws Proposal):    The affirmative vote of a majority of the votes cast by shares of Common Stock entitled to vote on this proposal is required to approve the Amendment to the Bylaws Proposal.

•        Proposal 10 (Adjournment Proposal):    The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the Adjournment Proposal.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Shareholders Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Shareholders Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

•        Stockholders of record:    If your shares are registered directly in your name with our transfer agent, Vinyl Equity, Inc., as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on December 26, 2025, which is the day before the virtual Annual Shareholders Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Annual Shareholders Meeting and vote using the 15-digit control number included with these proxy materials to vote during the virtual Annual Shareholders Meeting.

•        Beneficial owner of shares held in street name:    If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Shareholders Meeting.

If I plan to attend the Virtual Annual Shareholders Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Shareholders Meeting. If you send in your proxy card and also attend the Virtual Annual Shareholders Meeting, you do not need to vote again at the Annual Shareholders Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Election of Directors Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Advisory Vote on Executive Compensation Proposal, “FOR” the Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal, “FOR” the Merger Proposal, “FOR” the Generating Alpha Issuance Proposal, “FOR” the Incentive Plan Increase Proposal, “FOR” the Authorized Common Stock Increase Proposal and “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Annual Shareholders Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Annual Shareholders Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Annual Shareholders Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Class A Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information, to the best knowledge and belief of the Company, as of November 4, 2025 (unless provided herein otherwise), with respect to holdings of our common stock by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (2) each of our directors; (3) each of our named executive officers; and (4) all of our directors and our executive officers as a group. The table is based on            shares of common stock issued and outstanding as of November 21, 2025.

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, FL 33132. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Paul M. Galvin, Former Chairman and Former Chief Executive Officer	4,428	(1)	*	%
Michael McLaren, Chief Executive Officer	312,313		6.33%
Jim Pendergast, Chief Operating Officer	—		*
Patricia Kaelin, Chief Financial Officer	183		*
William Rogers, Former Chief Operating Officer	—		*
Jill Anderson, Director	418		*
Shafron Verma, Former Director	435		*
Thomas Meharey, Director	478		*
Christopher Melton, Director	444	(2)	*	%
David Villarreal, Former Director	580		*	%
All current executive officers and directors as a group (6 persons)	319,279		6.47%

5% Stockholders other than executive officers and directors

____________

*        Less than 1% ownership interest.

(1)      Includes 669 shares of Common Stock held directly by Mr. Galvin and 1 shares held by TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company. Mr. Galvin is a managing member of, and has a controlling interest in, TAG and may be deemed to beneficially own the share of Common Stock held by TAG, over which he has shared voting and dispositive power. Mr. Galvin disclaims beneficial ownership of the shares of Common Stock held by TAG except to the extent of his pecuniary interest therein. Also includes 19 options to purchase our presently exercisable Common Stock.

(2)      Includes 1 shares of Common Stock held in Mr. Melton’s retirement account, which Mr. Melton indirectly owns, and 69 shares of Common Stock held directly by Mr. Melton.

PROPOSAL 1: ELECTION OF DIRECTORS

At the 2025 Annual Meeting, five nominees will be elected as directors. The following current members: Michael McLaren, Jill Anderson, Thomas Meharey, Paul Galvin, and Samarth Verma have been nominated by the Nominating, Environmental, Social and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) and the Board of Directors of the Company for election as directors of the Company at the 2025 Annual Meeting. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2025 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of Common Stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating Committee and the Board of Directors seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating Environmental, Social and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

Director Nomination Process

The Nominating Committee evaluates and recommends director nominees for the Board’s consideration. Each of the director nominees for the 2025 Annual Meeting was evaluated and recommended by the Nominating Committee and unanimously approved by the Board of Directors.

Director Qualifications

The Nominating Committee has not established specific criteria or minimum qualifications that must be met by director nominees, but recognizes the value of nominating candidates who bring a variety of experiences, skills, perspectives and backgrounds to the Board deliberations. When identifying nominees to serve as directors of the Company, the Nominating Committee, considers each nominee’s qualifications, including educational, business and professional experience, such as real estate, manufacturing and finance, and whether such nominee will satisfy the independence standards under The Nasdaq Capital Market and SEC rules and regulations. We do not have a set policy or process for considering diversity in identifying nominees, but strive to identity and recruit nominees with a broad diversity of experience, talents, professions, backgrounds, perspective, age, gender, ethnicity and country of citizenship, and who possess the commitment necessary to make a significant contribution to the Company. Board nominees should be committed to enhancing long-term stockholder value and should possess high standards of integrity and ethical behavior. The Nominating Committee may also consider other elements it deems appropriate.

We believe that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the Board of Directors, contributing to the Board of Directors’ ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. Therefore, the Nominating Committee will generally re-nominate incumbent directors who continue to be qualified for Board of Directors service and are willing to continue in such role. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought for appointment to the Board of Directors. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Committee deems it appropriate, a third-party search firm.

Stockholder Recommendations

We will also consider director candidates submitted in writing by stockholders. A stockholder who wishes to nominate a person for election must provide written notice to the Company in accordance with the procedures set forth in our Amended and Restated Bylaws. Among other requirements, such notification shall contain certain background information and the consent of each nominee to serve as one of our directors, if elected. Stockholder nominations for election to the Board of Directors for the 2026 Annual Meeting must be made by written notification. See “Stockholder Proposals For the 2026 Annual Meeting.”

All potential director candidates will be evaluated in the same manner, regardless of the source of recommendation.

2025 Nominees for Election as Directors

The following table sets forth the nominees to be elected at the 2025 Annual Meeting, each nominee’s age as of the Record Date, the year each nominee joined the Board of Directors and each nominee’s current position with the Company:

THE NOMINEES

Name of Director or Executive Officer	Ages	Position	Served as an Officer and/or Director Since
Michael McLaren(7)	62	Chairman of the Board, Chief Executive Officer	January 2025
Jill Anderson(2)(3)(5)	50	Director	May 2021
Thomas Meharey(4)(8)	42	Director	August 2023
Samarth Verma(1)(3)(6)	47	Director	May 2025
Paul Galvin	62	Director	November 2011

____________

(1)      Audit Committee Member

(2)      Audit Committee Chair

(3)      Compensation Committee Member

(4)      Compensation Committee Chair

(5)      Nominating, Environmental, Social and Governance Committee Member

(6)      Nominating, Environmental, Social and Governance Committee Chair

(7)      Executive Committee Member

(8)      Lead Independent Director

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the 2025 Annual Meeting is required for the election of these nominees as directors. You may vote FOR or WITHHOLD authority to vote for each of the nominees for director. Withheld votes and broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES LISTED ABOVE AS DIRECTORS

CORPORATE GOVERNANCE

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132.

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in our company for review and possible response.

The Board and its Committees

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chair of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure serves the best interests of the Company and stockholders.

Mr. McLaren currently holds the Chairman and Chief Executive Officer roles. Mr. Chris Melton currently serves as the Lead Independent Director appointed by the majority of the Board.

The responsibilities of the Lead Independent Director include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) approving the agenda and meeting schedules for the Board; (iii) advising the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iv) recommending director candidates and selections for the membership and chairman position for each committee of the Board; (v) calling meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

We believe the current leadership structure, with combined Chair and Chief Executive Officer roles and a Lead Independent Director, best serves the Company and its stockholders at this time. Mr. McLaren possesses detailed and in-depth knowledge of the Company and the industry and the issues, opportunities and challenges we face, and is best positioned to ensure the most critical business issues are brought for consideration by the Board. In addition, having one leader serving as both the Chair and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability to our stockholders and customers. This enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions. The Board believes the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with a majority the Board being comprised of independent directors, allow it to maintain effective oversight of management. We believe that the combination of the Chair and Chief Executive Officer roles is appropriate in the current circumstances and, based on the relevant facts and circumstances, separation of these offices would not serve our best interests and the best interests of our stockholders at this time.

Director Independence

Nasdaq Listing Rule 5605 requires a majority of a listed company’s board to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent under the Exchange Act. Members of the Audit Committee and Compensation Committee must also satisfy the independence criteria set forth in Rules 10A-3 and 10C-1 under the Exchange Act, respectively. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Exchange Act Rule 10A-3, an Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, or otherwise be affiliated with the Company or any of its subsidiaries. In order for Compensation Committee members to be considered independent for purposes of Exchange Act Rule 10C-1, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by the Company to the director; and (2) whether the director is affiliated with the Company or any of its subsidiaries or affiliates.

The Board has reviewed the materiality of any relationship that each of our directors has with the Company and has determined that each of Messrs. Verma, Melton and Meharey and Ms. Anderson, is “independent” in accordance with the Nasdaq Listing Rules. Mr. McLaren is not considered “independent” due to his executive position with the Company. As such, independent directors comprise a majority of our Board, and the members of our Audit, Compensation, and Nominating, Environmental, Social and Corporate Governance Committees are fully independent.

Board and Committee Responsibilities

Generally

The Board is in charge of most decisions of the Company, except with respect to those matters to be decided by the stockholders. The Board selects the Chief Executive Officer and other members of the senior management team, who are in charge of conducting the Company’s day-to-day business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance. The function of the Board to monitor the performance of senior management is facilitated by the presence of non-employee directors who have substantive knowledge of the Company’s business.

Our Board has established a separate standing Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee operates pursuant to a written charter, a copy of which may be viewed on the Company’s website at https://www.safeandgreenholdings.com under the “Investors — Governance” tab.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating, Environmental, Social and Corporate Governance Committee, and Executive Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating Environmental, Social and Corporate Governance Committee	Executive Committee
Paul Galvin	—	—	—	—
	—	—	—	—
Christopher Melton*	Chair	—	Member	Member
Samarth Verma	Member	Member	Chair	—
Jill Anderson	Member	Member	—	—
Thomas Meharey	—	Chair	—	Member
Michael McLaren	—	—	—	Member

____________

*        Christopher Melton currently serves as our Lead Independent Director.

Audit Committee

The current members of our Audit Committee are Mr. Melton, who serves as chairperson, Mr. Verma and Ms. Anderson. The Audit Committee Charter requires that the Audit Committee consist of at least three members of the Board, each of whom is required to be independent as defined by Nasdaq and SEC rules. The Board has determined that each member of the Audit Committee is independent, as defined by Rule 10A-3 of the Exchange Act and Nasdaq Listing Rule 5605(a)(2). The Board has also determined that Mr. Melton is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Functions of the Audit Committee include, but are not limited to, reviewing the results and scope of the audit performed, and the financial recommendations provided by, our independent registered public accounting firm and coordinating the Board’s oversight of our internal financing and accounting processes.

All audit services to be provided to the Company by our independent public accounting firm, are pre-approved by the Audit Committee prior to the initiation of such services (except for items exempt from pre-approval requirements under applicable laws and rules). The Audit Committee approved all services provided by our independent public accounting firms to us during 2023 and 2024.

Compensation Committee

The members of our Compensation Committee are Mr. Meharey, who serves as chairperson, Ms. Anderson and Mr. Verma. The Compensation Committee Charter requires that the Compensation Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Compensation Committee is independent, as defined in Nasdaq Listing Rule 5605(a)(2).

Functions of the Compensation Committee, include, but are not limited to: reviewing and approving, or recommending the Board to approve, compensation arrangements for our executive officers, including salary and payments under the Company’s equity-based plans; reviewing compensation for non-employee directors and recommending changes to the Board; and administering our stock compensation plans. Our principal executive officer annually reviews the performance of each of the named executive officers and other officers and makes recommendations regarding the compensation of the named executive officers and other officers and managers of the company, while the Compensation Committee reviews the performance of our principal executive officer. The conclusions and recommendations resulting from our principal executive officer’s review are then presented to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. The Compensation Committee may delegate its authority to a subcommittee of its members.

In performing its functions, the Compensation Committee may retain or obtain the advice of compensation consultants, legal counsel and other advisors.

Nominating, Environmental, Social and Corporate Governance Committee

The Nominating, Environmental, Social and Corporate Governance Committee is currently comprised of Mr. Verma, who serves as chairperson, and Mr. Melton. The Nominating, Environmental, Social and Corporate Governance Committee Charter requires that the Nominating, Environmental, Social and Corporate Governance Committee consist of at least two members of the Board, each of whom is required to be independent as defined by Nasdaq rules. The Board has determined that each member of the Nominating, Environmental, Social and Corporate Governance Committee is independent, as defined in Nasdaq Listing Rule 5605(a)(2). Specific responsibilities of the Nominating, Environmental, Social and Corporate Governance Committee include: (i) considering and recommending candidates for election to the Board; (ii) considering recommendations and proposals submitted by stockholders in respect of Board nominees, establishing policies in respect of such recommendations and proposals (including stockholder communications with the board of directors), and recommending any action to the Board in respect of such stockholder recommendations and proposals; (iii) identifying, evaluating and recommending candidates to serve on committees of the Board; (iv) assessing the performance of the Board; (v) reviewing the Company’s sustainability and societal impact and (vi) reviewing risk governance structure, risk assessment and risk management practices and guidelines, policies and processes for risk assessment and risk management, including cyber security measures.

Role of the Board in Risk Oversight

Our executive officers are responsible for the day-to-day management of risks the Company faces, while our Board has an advisory role in the Company’s risk management process, as a whole and at the committee level, and, in particular, the Board is responsible for monitoring and assessing strategic and operational risk exposures, including cybersecurity risk. The Board and committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal control and our historic practices when assessing the Company’s risks. The Audit Committee oversees management of financial risk exposures and the steps that management has taken to monitor and control these exposures, and additionally provides oversight of internal controls. The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks by committee reports, as well as advice and counsel from expert advisors.

Family Relationships

There are no family relationships between the directors of the Board or any of the executive officers of the Company.

Conduct of Board Meetings

The Chairman sets the agenda for Board meetings with the understanding that the Board is responsible for providing suggestions for agenda items that are aligned with the advisory and monitoring functions of the Board. Agenda items that fall within the scope of responsibilities of a committee of the Board are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings to allow the directors to prepare for discussion of the items at the meeting. At the invitation of the Board, members of senior management recommended by the Chairman attend Board meetings or portions thereof for the purpose of participating in discussions.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at https://www.safeandgreenholdings.com under the “Investors — Governance” tab, and is available free of charge, upon request to our Corporate Secretary at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132; telephone number: (646) 240-4235. Any substantive amendment of the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics for executive officers or directors, will be made only after approval by the Board or a committee of the Board and will be disclosed on our website. In addition, any such waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of our common stock to file forms with the SEC to report their ownership of the Company’s shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC during, and with respect to, fiscal year ended December 31, 2024. Based on that review and written information given to us by all of our directors and executive officers, we believe that all of our directors, executive officers and holders of more than 10% of our stock filed on a timely basis all reports that they were required to file under Section 16(a) during fiscal 2023, except the following:

•        John Shaw-Form 3 filed March 28, 2023 for 11 transactions

•        John Shaw-Form 4 filed 4-27-23 for 2 transactions

•        John Shaw-Form 4 filed 8-31-23 for 5 transactions

•        Paul Galvin-Form 4 filed 5-10-23 for 30 transactions

•        Paul Galvin-Form 4 filed 5-10-23 for 19 transactions

•        William Rogers Form 4 filed 5-10-23 for 25 transactions

•        Michael McLaren Form 3 filed 10-31-25 for 1 transaction

•        Michael McLaren Form 4 filed 10-31-25 for 4 transactions

Anti-Hedging and Anti-Pledging Policy

We maintain an insider trading policy that applies to our officers and directors that prohibits trading our securities when in possession of material non-public information. It also prohibits the hedging of our securities, including short sales or purchases or sales of derivative securities based on our securities, and, unless an exemption is approved by our Audit Committee, the pledging of our securities. Since the adoption of our insider trading policy, the Audit Committee has not granted any such exemptions to the policy’s general prohibition on pledging.

Ad Hoc Committees

From time-to-time we establish ad hoc committees to address particular matters.

Board and Committee Meetings

During the fiscal year ended December 31, 2024, the Board of Directors held 16 meetings. During the fiscal year ended December 31, 2024, our Audit Committee, Compensation Committee and Nominating, Environmental, Social and Corporate Governance Committee met four times, five times, and six times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2024 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2024.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Paul Galvin, Christopher Melton, Thomas Meharey and Jill Anderson attended the 2024 Annual Meeting of Stockholders in person.

DIRECTOR COMPENSATION

Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our stockholders. We compensate directors who are not employed by the Company with a combination of cash and equity awards. Mr. Galvin did not receive any compensation for serving on our Board in 2024.

The Compensation Committee reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, the Compensation Committee considers the significant amount of time dedicated, and the skill level required by each director not employed by the Company in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees and the market compensation practices and levels of our peer companies.

Following a review of the Company’s compensation program, the Compensation Committee recommended, and the Board approved, the compensation program for non-employee directors described below, which has been in effect since 2024.

Cash Fees

The following table sets forth the cash fee schedule for compensating non-employee directors from January 2024 through December 2024:

1/24 – 12/24
Annual Board Retainer	$80,000
Lead Independent Director	$5,000
Audit Committee Chair	$5,000
Compensation Committee Chair	$5,000
Nominating, Environmental, Social and Corporate Governance Committee Chair	$5,000

The above cash fees were to be paid quarterly in four equal installments, to each person serving as a non-employee director at the time when such payment is made. Non-employee directors may choose to receive the annual Board retainer as equity in the form of restricted stock units or stock options. Directors receive no additional per-meeting fee for Board or committee meeting attendance. All director fees owed for 2024 were paid in the first quarter of 2025 in restricted stock units or stock options, at each director’s election.

Equity Awards

In addition, our director compensation program for 2024 provided that each director was to receive, pursuant to our stock incentive plan, an equity grant of restricted stock units with a grant date value of approximately $80,000 that would vest quarterly over two years, subject to such director’s continued service as a director.

Additional Compensation

In connection with special committees that the Board may form from time to time in connection with various transactions or undertakings, the Board may award additional compensation to the directors, in its discretion, for membership on such special committees. The Board may, from time to time, grant additional merit-based cash or equity compensation to non-employee directors for extraordinary service. All directors are reimbursed for expenses incurred in connection with each Board and committee meeting attended.

2024 Director Compensation

The following table sets forth information regarding all forms of compensation that were both earned by and paid to our non-employee directors during the year ended December 31, 2024. The compensation arrangements for Mr. Galvin is disclosed in the Summary Compensation Table set forth in the “Executive Compensation” section of this Annual Report. Mr. Galvin did not receive compensation for his services as a director during the year ended December 31, 2024.

	Fees Earned or Paid in Cash ($)	Stock Awards(1)	All Other Compensation ($)	Total(2)
Thomas Meharey(3)	$63,750	$107,326	$—	$171,076
Christopher Melton	$67,500	$56,306	$—	$123,806
Jill Anderson(4)	60,000	81,421	—	141,421
David Villarreal(5)	$60,000	$91,187	$—	$151,187
Shafron Hawkins	$63,750	$81,411	$—	$145,161

____________

(1)      This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of the RSUs granted on April 4, 2023. As of December 31, 2024, none of the directors held any options or unvested restricted stock units.

(2)      Amounts to be paid in equity in 2024 related to 2023 compensation as described in “–Compensation Program” are not included in this table.

(3)      Mr. Meharey joined the Board in October 2023.

(4)      Ms. Anderson joined the Board in August 2023.

(5)      This table does not include amounts paid to Mr. Villarreal, a former director, in 2023 by SG DevCorp for his services as Chief Executive Officer of SG DevCorp

The aggregate number of option and stock awards outstanding (including exercisable and unexercised stock options and vested and unvested RSUs) as of December 31, 2024 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
Yaniv Blumenfeld	—	4,406
Thomas Meharey	—	—
Christopher Melton	42	4,406
Vanessa Villaverde	—	—
Jill Anderson	—	—
Elizabeth Cormier-May	—	1,875
David Villarreal	—	7,500
Shafron Hawkins	—	1,875

PROPOSAL 2: AUDITOR RATIFICATION

The Audit Committee of the Board of Directors has appointed M&K CPAS PLLC, an independent registered public accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2024. The Company is asking its stockholders to ratify the appointment of M&K CPAS PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

A representative of M&K CPAS PLLC is expected to be present via teleconference at the 2025 Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of M&K CPAS PLLC by our stockholders is not required by law, our Amended and Restated Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2025 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote will be required to approve the ratification of the appointment of the independent registered public accounting firm. Abstentions will have the effect of a vote AGAINST this proposal. We do not expect there to be any broker-non-votes since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF M&K CPAS PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3: THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote regarding the compensation of our named executive officers. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee. The most recent advisory vote on named executive officer compensation was held at our 2024 Annual Meeting, and our stockholders voted in favor of the compensation of our named executive officers. At the 2018 Annual Meeting, stockholders approved, by advisory vote, an annual frequency for future advisory votes on the compensation of our named executive officers. This advisory vote was accepted by our Board of Directors. The next say-on-pay vote is expected to occur at the 2025 Annual Meeting of Stockholders unless the Board of Directors modifies its policy on the frequency of holding such advisory approvals based on the outcome of the Say-When-on-Pay Proposal of this proxy statement to be voted on by our stockholders.

This proposal allows our stockholders to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our named executive officers by voting FOR the following advisory, non-binding resolution at our 2025 Annual Meeting:

“RESOLVED, that the stockholders of Safe & Green Holdings Corp. approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

While the Board of Directors values the opinions of our stockholders, this vote is advisory and is not binding on the Company, the Board of Directors or the Compensation Committee. We will consider the results of the vote, along with other relevant factors, when evaluating our executive compensation practices and considering future executive compensation arrangements.

Vote Required

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on this matter. Abstentions will count as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, PURSUANT TO THE ABOVE NON-BINDING RESOLUTION.

PROPOSAL 4: THE ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. This advisory vote, which is also required by Section 14A of the Exchange Act, must be solicited from our stockholders at least once every six years. We last held a stockholder vote regarding the frequency of the advisory vote on named executive compensation at the 2018 Annual Meeting of Stockholders. At that time, stockholders voted for the advisory vote on named executive compensation to be held annually, and the Board of Directors approved this choice.

The Board of Directors believes that a frequency of every year for the advisory vote on executive compensation is the optimal interval for conducting and responding to a vote on executive compensation. The Board of Directors highly values regular and frequent input from our stockholders on important issues such as the compensation of our named executive officers. The Board of Directors believes that an annual vote supports the Company’s efforts to engage in an ongoing dialogue with our stockholders regarding our executive compensation and corporate governance practices. An annual advisory vote on our executive compensation would enable stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices, which are disclosed each year in the proxy statement for our annual meeting of stockholders. Please refer to “Corporate Governance — Stockholder Communications with Directors” in this proxy statement for information about communicating with the Board of Directors.

We are asking our stockholders to indicate whether they would prefer that we conduct future advisory votes on the compensation of our named executive officers every one year, every two years or every three years by voting on the following resolution at the annual meeting:

“RESOLVED, that the option of every one year, every two years or every three years that receives the highest number of votes cast for this resolution will be considered the stockholders’ recommendation of the frequency with which Safe & Green Holdings Corp. is to hold a stockholder advisory vote on the compensation of its named executive officers.”

Although this vote on the frequency of the advisory vote on the compensation of our named executive officers is advisory and non-binding, the Board of Directors and the Compensation Committee will take the outcome of the vote into account when considering the frequency of future advisory votes on the compensation of our named executive officers. Notwithstanding the recommendation of the Board of Directors and the outcome of the stockholder vote, the Board of Directors may, in the future, decide to conduct advisory votes on the compensation of our named executive officers on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and changes to compensation programs. The next stockholder vote on the frequency of future votes on the compensation of our named executive officers is currently expected to occur at our 2026 annual meeting of stockholders.

Vote Required

The option of every year, every two years or every three years that receives the highest number of votes cast by stockholders, either in person or by proxy, at the 2025 Annual Meeting will be considered the stockholders’ recommendation of the frequency for the advisory vote on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for an annual frequency.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY TO HAVE AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION.

PROPOSAL 5: THE MERGER AND CONVERSION OF SERIES A PREFERRED STOCK INTO COMMON SHARES OF THE COMPANY

The Company is asking its stockholders to consider and vote on the Merger Proposal and to approve the conversion of Series A Convertible Preferred Stock (“Preferred Stock”) into Company’s shares of Common Stock through the issuance of Company’s shares of Common Stock to the shareholders of New Asia Holdings, Inc. (“NAHD”) holding Preferred Stock pursuant to the Agreement and Plan of Merger (the “Merger Agreement”). For a summary and detailed information regarding this proposal, see the information about the Agreement and Plan of Merger throughout this Proxy Statement. A copy of the Agreement and Plan of Merger Agreement is attached as Appendix “A” to this Proxy Statement. The Company urges you to read the full text of the Agreement and Plan of Merger.

Required Company Stockholder Approval

Approval of the Company’s Merger Proposal requires the affirmative vote of a majority of the Company’s shares present in person or represented by proxy at the Company’s Meeting and entitled to vote at the Company’s Meeting. An abstention will have the same effect as a vote against the Company’s Merger Proposal and broker non-votes will have no effect on the vote for this proposal.

The Safe & Green Board unanimously recommends that the Company’s Stockholders vote FOR the Company’s Merger Proposal.

Interests of Officers and Directors in this Proposal

Our Chief Executive Officer is a majority shareholder of NAHD through Olenox Corp., Olenox Corp. will become an indirect subsidiary of the Company after the Merger with NAHD, therefore our Chief Executive Officer would be considered an interested party.

Vote required

Approval of Proposal No. 5 requires the affirmative vote of the majority of the votes cast at the Annual Meeting. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 5.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 5.

THE BOARD RECOMMENDS A VOTE “FOR” THE MERGER PROPOSAL.

PROPOSAL 6: THE GENERATING ALPHA ISSUANCE

Background and Description of the Generating Alpha Issuance Proposal

The March SPA

On March 27, 2025 (the “Issue Date”), Safe & Green Holdings Corp. (the “Company”) executed and issued a Promissory Note (the “Note”) in favor of Generating Alpha Ltd. (the “Lender”) in the aggregate principal amount of $375,700 (the “Principal”), and an accompanying Securities Purchase Agreement (the “SPA”) and Registration Rights Agreement (the “RRA”).

The Note was purchased by the Lender for a purchase price of $300,560, representing an original issue discount of $75,140. The Note shall bear interest at a rate of fifteen percent (15%) per annum, with the understanding that the first twelve months of interest under the Node (equal to $56,355), shall be guaranteed and earned in full as of the Issue Date. Any amount of Principal or interest due under the Note which is not paid when due shall bear interest at eighteen percent (18%) per annum (“Default Interest”). The Company shall make monthly payments on the Note (each an “Amortization Payment”) in the amount of $43,205.50, due and payable on the 6th of each month commencing on June 6, 2025, and ending on March 6, 2026. The Company may accelerate the payment date of any Amortization Payment by giving notice to the Lender.

If the Company fails to pay any Amortization Payment when due, in addition to all other rights under the Note, the Lender shall have the right to convert at any time any portion of the Note at a price per share equal to the Market Price. “Market Price” shall mean the lesser of (i) the then applicable conversion price under the Note or (ii) 80% of the lowest closing price of the Company’s shares of common stock, par value $0.01 (“Common Stock”) on any trading day during the ten trading days prior to the conversion date. If an event of default occurs under the Note, then, in addition to all other rights under the Note, the Lender shall have the right to convert at any time any portion of the Note at a price per share equal to the Alternate Price. “Alternate Price” shall mean the lesser of (i) the then applicable conversion price, (ii) the closing price of the Common Stock on the date of the event of default (provided, however, that if such date is not a trading day, then the next trading day after the event of default), or (iii) $33.28 (subject to adjustment as provided in the Note).

The total cumulative number of shares of Common Stock issued to Lender under the Note, together with the SPA and RRA, may not exceed the requirements of Nasdaq Listing Rule 5635(d) (the “Nasdaq 19.99% Cap”), except that is the number of shares of Common Stock issued to Lender reaches the Nasdaq 19.99% Cap, the Company, at its election, will use reasonable commercial efforts to obtain stockholder approval of the Note and the issuance of additional conversion shares, in accordance with the requirements of Nasdaq Listing Rule 5635(d) (the “Approval”). If the Company is unable to obtain such Approval, any remaining outstanding balance of the Note must be repaid in cash.

Among others, the following shall be considered events of default under the Note (“Event of Default”): if the Company fails to pay an Amortization Payment when due on the Note; the Company fails to perform or observe any covenant, term, provision, condition, agreement, or obligation of the Company under the Note, the SPA, or the RRA; the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

After an Event of Default, in addition to all other rights under the Note, the Lender shall have the right to convert any portion of the Note at any time at a price per share equal to the Alternate Price. The “Alternate Price” shall mean the lesser of (i) the applicable conversion price under the Note, (ii) the closing price of the Common Stock on the date of the Event of Default, or (iii) $33.28.

So long as the Company has any obligation under the Note, the Company shall not, without the Lender’s written consent: pay, declare, or set apart for such payment, any dividend or other distribution; redeem, repurchase, or otherwise acquire any shares of capital stock the Company; repay any indebtedness of the Company; or sell, lease, or otherwise dispose of any significant portion of the Company’s assets outside the ordinary course of business.

Commencing sixty (60) days after free trading shares of Common Stock are available to the Lender, the Company may deliver a notice to the Lender (an “Optional Redemption Notice”) of its election to redeem the outstanding balance together with all unpaid interest accrued thereon of the Note for cash at a redemption price equal to: one hundred and ten percent (110%) multiplied by the then-outstanding balance together with all unpaid interest accrued thereon of the Note. Upon receipt of the Optional Redemption Notice, the Lender shall have the option to convert up to 1/3 of the outstanding balance of the Note at the lower of the fixed conversion price or the alternative conversion price. If a change of control occurs, an additional 5% premium would be owed on the outstanding balance.

The April SPA

On April 11, 2025 (the “Issue Date”), Safe & Green Holdings Corp. (the “Company”) executed and issued a Promissory Note (“Note”) in favor of Generating Alpha Ltd. (the “Lender”) in the aggregate principal amount of $267,000 (the “Principal”), and an accompanying Securities Purchase Agreement (the “SPA”) and Registration Rights Agreement (the “RRA”).

The Note was purchased by the Lender for a purchase price of $213,600, representing an original issue discount of $53,400. The Note shall bear interest at a rate of fifteen percent (15%) per annum, with the understanding that the first twelve months of interest under the Node (equal to $40,050), shall be guaranteed and earned in full as of the Issue Date. Any amount of Principal or interest due under the Note which is not paid when due shall bear interest at eighteen percent (18%) per annum (“Default Interest”). The Company shall make monthly payments on the Note (each an “Amortization Payment”) in the amount of $30,705, due and payable each month commencing on July 4, 2025, and ending on April 6, 2026. The Company may accelerate the payment date of any Amortization Payment by giving notice to the Lender.

If the Company fails to pay any Amortization Payment when due, in addition to all other rights under the Note, the Lender shall have the right to convert at any time any portion of the Note at a price per share equal to the Market Price. “Market Price” shall mean the lesser of (i) the then applicable conversion price under the Note or (ii) 80% of the lowest closing price of the Company’s shares of common stock, par value $0.01 (“Common Stock”) on any trading day during the ten trading days prior to the conversion date. If an event of default occurs under the Note, then, in addition to all other rights under the Note, the Lender shall have the right to convert at any time any portion of the Note at a price per share equal to the Alternate Price. “Alternate Price” shall mean the lesser of (i) the then applicable conversion price, (ii) the closing price of the Common Stock on the date of the event of default (provided, however, that if such date is not a trading day, then the next trading day after the event of default), or (iii) $33.28 (subject to adjustment as provided in the Note).

The total cumulative number of shares of Common Stock issued to Lender under the Note, together with the SPA and RRA, may not exceed the requirements of Nasdaq Listing Rule 5635(d) (the “Nasdaq 19.99% Cap”), except that is the number of shares of Common Stock issued to Lender reaches the Nasdaq 19.99% Cap, the Company, at its election, will use reasonable commercial efforts to obtain stockholder approval of the Note and the issuance of additional conversion shares, in accordance with the requirements of Nasdaq Listing Rule 5635(d) (the “Approval”). If the Company is unable to obtain such Approval, any remaining outstanding balance of the Note must be repaid in cash.

Among others, the following shall be considered events of default under the Note (“Event of Default”): if the Company fails to pay an Amortization Payment when due on the Note; the Company fails to perform or observe any covenant, term, provision, condition, agreement, or obligation of the Company under the Note, the SPA, or the RRA; the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

After an Event of Default, in addition to all other rights under the Note, the Lender shall have the right to convert any portion of the Note at any time at a price per share equal to the Alternate Price. The “Alternate Price” shall mean the lesser of (i) the applicable conversion price under the Note, (ii) the closing price of the Common Stock on the date of the Event of Default, or (iii) $33.28.

So long as the Company has any obligation under the Note, the Company shall not, without the Lender’s written consent: pay, declare, or set apart for such payment, any dividend or other distribution; redeem, repurchase, or otherwise acquire any shares of capital stock the Company; repay any indebtedness of the Company; or sell, lease, or otherwise dispose of any significant portion of the Company’s assets outside the ordinary course of business.

Commencing sixty (60) days after free trading shares of Common Stock are available to the Lender, the Company may deliver a notice to the Lender (an “Optional Redemption Notice”) of its election to redeem the outstanding balance together with all unpaid interest accrued thereon of the Note for cash at a redemption price equal to: one hundred and ten percent (110%) multiplied by the then-outstanding balance together with all unpaid interest accrued thereon of the Note. Upon receipt of the Optional Redemption Notice, the Lender shall have the option to convert up to 1/3 of the outstanding balance of the Note at the lower of the fixed conversion price or the alternative conversion price. If a change of control occurs, an additional 5% premium would be owed on the outstanding balance.

The May SPA

On May 29, 2025 (the “Effective Date”), Safe & Green Holdings Corp. (the “Company”) entered into a stock purchase agreement in connection with an equity line of credit (the “ELOC SPA”) with Generating Alpha Ltd., (the “Purchaser”), whereby the Company shall issue and sell to the Purchaser, subject to the terms and conditions of the ELOC SPA, up to an aggregate of $100 million (the “Commitment Amount”) of newly issued shares (the “ELOC Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

The Company does not have a right to commence any sales of Common Stock to the ELOC Purchaser under the ELOC SPA until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the ELOC Purchaser set forth in the ELOC SPA have been satisfied, including that a registration statement of such shares is declared effective by the SEC and the final form of prospectus is filed with the SEC (the “Commencement Date”). Over the period ending on the earlier of May 8, 2026, or the date on which the Purchaser shall have purchased ELOC Shares pursuant to the ELOC SPA for an aggregate purchase price of the Commitment Amount, the Company will control the timing and amount of any sales of ELOC Shares to the ELOC Purchaser. Actual sales of shares of Common Stock to the ELOC Purchaser under the ELOC SPA will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations made by the Company as to appropriate sources of funding.

The purchase price of the shares of ELOC Shares that the Company elects to sell to the ELOC Purchaser pursuant to the ELOC SPA will be equal to the lowest traded price of Common Stock during the seven (7) trading days prior to the applicable closing date multiplied by 90%.

In no event may the Company issue to the ELOC Purchaser under the ELOC SPA more than the 4.99% of the total number of the Company’s shares of Common Stock issued and outstanding immediately prior to the execution of the ELOC SPA (the “Applicable Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Applicable Exchange Cap. In any event, the ELOC SPA provides that the Company may not issue or sell any shares of Common Stock under the ELOC SPA if such issuance or sale would breach any applicable Nasdaq rules.

The ELOC SPA prohibits the Company from directing the Company to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by the ELOC Purchaser (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended), would result in the ELOC Purchaser beneficially owning more than 4.99% of the outstanding Common Stock.

The ELOC SPA provides that the Company shall file a registration statement registering the resale of the maximum number of ELOC Shares as shall be permitted by applicable law within ten (10) calendar days following the Effective Date of the ELOC SPA. The Company shall use its best efforts to have the registration statement declared “effective” within thirty (30) days of the date of the ELOC SPA, but no more than sixty (60) calendar days after the Company has filed the registration statement.

Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

We are seeking stockholder approval for the ability to issue up to 878,218 shares of our Common Stock that we issued in and in connection with the Private Placement as contemplated by Nasdaq Listing Rules, that may be equal to or exceed 20% of our Common Stock outstanding before such offering.

Reasons for the Generating Alpha Private Placements

In approving the Private Placements, the Board considered the pros and cons of the Private Placements versus other alternatives for raising capital, the working capital needs of the Company, and the opportunities and risks presented with the Purchase Agreement. We believe the Private Placements, which yielded gross proceeds of approximately $459,172.40, was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Private Placements, our Board considered other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placements. In light of the foregoing, the Company determined that the Private Placements were in the best interests of the Company and its stockholders.

The Generating Alpha SPA provide that the Purchaser, whose purchase of Common Stock in the Private Placements would result in such Purchaser’s beneficial ownership exceeding 4.99% (or, at the election of the Purchaser, 9.99%) of the Company’s outstanding Common Stock.

In light of the foregoing beneficial ownership limitations, at the closing of the Private Placement, the Company issued to the Purchaser 878,218 Shares of Common Stock.

Reasons for Nasdaq Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “SGBX.” Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement, which we signed on February 12, 2025.

Immediately prior to the execution of the Purchase Agreement on March 27, 2025 we had 6,389,041 shares of Common Stock issued and outstanding or 99,829 Shares of Common Stock post reverse stock split. Therefore, the potential issuance of 878,218 shares of our Common Stock (would not constitute an amount greater than 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities exercisable for our Common Stock) in excess of 19,966 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Potential Consequences if the Generating Alpha Issuance Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreement, as the Private Placements have already been completed.

The failure of our stockholders to approve the Generating Alpha Issuance Proposal will mean that: we may incur substantial additional costs and expenses, including the costs and expense of seeking stockholder approval until our stockholders approve the issuance of the shares of Common Stock.

Potential Adverse Effects of the Approval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of Common Stock.

Further Information

The terms of the Purchase Agreements are summaries only. For further information, please refer to the forms of the Purchase Agreements, which were filed with the SEC as an exhibit to our Current Reports on Form 8-K, filed with the SEC on April 2, 2025; April 15, 2025; and June 4, 2025, incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

This proposal requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as a vote AGAINST the proposal, and broker non-votes will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE GENERATING ALPHA ISSUANCE PROPOSAL.

PROPOSAL 7: THE INCENTIVE PLAN INCREASE

APPROVAL OF THE 2023 PLAN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER THE 2023 EQUITY INCENTIVE PLAN TO 1,000,000, SUBJECT TO CERTAIN CONDITIONS

Summary

The Company’s 2023 Equity Incentive Plan (the “Existing Plan”) was adopted by the Board on October 5, 2023, and was approved by the stockholders on October 5, 2023. On October 29, 2025, the Board approved the 2023 Plan Amendment to (i) increase the maximum total number of shares of Common Stock the Company may issue under the Existing Plan, as amended by the 2023 Plan Amendment (the “2023 Plan”) from 6,738 to 1,000,000 shares and (ii) to automatically increase the maximum total number of shares of Common Stock the Company may issue under the 2023 Plan, on January 1 of each calendar year for a period of ten years commencing on January 1, 2026, in an amount equal to 4.5% of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year, because the Company needs to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of the Company’s stockholders. The Compensation Committee and the Board approved the amendment to the Existing Plan, subject to approval of the stockholders. If the stockholders do not approve amendment to the Existing Plan, the Existing Plan will remain in effect and unchanged. If approved by stockholders, the 2023 Plan Amendment will be effective immediately.

Reason for the Proposal

Having an adequate number of shares available for future equity compensation grants is necessary to promote the Company’s long-term success and the creation of stockholder value by:

•        Enabling the Company to continue to attract and retain the services of key service providers who would be eligible to receive grants;

•        Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of the Common Stock; and

•        Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance.

Therefore, the Board approved the 2023 Plan Amendment to authorize the reservation of up to 1,000,000 shares of Common Stock, for issuance thereunder, and to automatically increase the reserve of Common Stock, for issuance thereunder, on January 1 of each calendar year for a period of ten years commencing on January 1, 2026, in an amount equal to 4.5% of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year subject to availability to permit the Company to have adequate shares available for issuance under the 2023 Plan following issuances of shares of Common Stock. To the extent that there are no authorized and unreserved shares of Common Stock available, the awards underlying the 2023 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available to be reserved and in such amounts as are available. The 2023 Plan Amendment is intended to provide the Company with a sufficient number of shares to satisfy its equity grant requirements, based on the current scope and structure of its equity incentive programs and the rate at which the Company expects to grant stock options, restricted stock, and/or other forms of equity compensation. The proposed form of amendment to our 2023 Plan is attached as Appendix B to this Proxy Statement.

When approving the 2023 Plan Amendment, the Board considered a number of factors, including those set forth below:

•        Alignment with our Stockholders.    Achieving superior, long-term results for our stockholders remains one of the Company’s primary objectives. The Company believes that stock ownership enhances the alignment of the long-term economic interests of its employees and its stockholders.

•        Attract, Motivate and Retain Key Employees.    The Company competes for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If the Company is unable to grant equity as part of its total compensation strategy, its ability to attract and retain all levels of talent it needs to operate its business successfully would be significantly harmed.

•        Balanced Approach to Compensation.    The Company believes that a balanced approach to compensation — using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance-based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

After carefully considering each of these points, the Board believes the 2023 Plan Amendment is essential for the Company’s future success and encourages stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2023 Plan, as amended by the 2023 Plan Amendment, which is qualified in its entirety by reference to the full text of the 2023 Plan Amendment, a copy of which is included as Appendix B to this Proxy Statement. If there is any inconsistency between the following summary of the 2023 Plan, as amended by the 2023 Plan Amendment, and the full text, the full text shall govern.

Background and Purpose of the 2023 Plan.    The purpose of the 2023 Plan is to promote the Company’s long-term success and the creation of stockholder value by:

•        Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

•        Motivating selected participants through equity-based compensation that is based upon the performance of the Common Stock; and

•        Further aligning selected participants’ interests with the interests of stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2023 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) other equity awards and (5) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards.    Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2023 Plan. The 2023 Plan Committee will determine, in its discretion, the selected participants who will be granted awards under the 2023 Plan.

Shares Subject to the 2023 Plan.    The maximum number of shares of Common Stock that can be issued under the 2023 Plan is 6,738 shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2023 Plan. The 2023 Plan also imposes other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2023 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant. To the extent that there are no authorized and unreserved shares of Common Stock available for the 2023 Plan, the awards underlying the 2023 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available and in such amounts as are available.

Administration of the 2023 Plan.    The 2023 Plan will be administered by the Compensation Committee. Subject to the terms of the 2023 Plan, the Compensation Committee has the sole discretion, among other things, to:

•        Select the individuals who will receive awards;

•        Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

•        Correct any defect, supply any omission, or reconcile any inconsistency in the 2023 Plan or any award agreement;

•        Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2023 Plan;

•        Permit a participant to defer compensation to be provided by an award; and

•        Interpret the provisions of the 2023 Plan and outstanding awards.

The 2023 Plan Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). In addition, the 2023 Plan Committee may use the 2023 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options.    A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The 2023 Plan Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the Nasdaq Capital Market or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without Stockholder approval.

Stock options granted under the 2023 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2023 Plan provides that all 6,738 shares may be issued pursuant to the exercise of ISOs, subject to the availability of underlying shares of Common Stock.

A stock option granted under the 2023 Plan generally cannot be exercised until it becomes vested. The 2023 Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2023 Plan may not exceed ten years from the date of grant although the 2023 Plan Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2023 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the 2023 Plan Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs.    A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The 2024 Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2024 Plan may not exceed ten years from the date of grant, subject to the discretion of the 2024 Plan Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the 2024 Plan Committee may determine. SARs may not be repriced or exchanged without Stockholder approval.

Restricted Stock.    A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the 2023 Plan Committee. The 2023 Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the 2023 Plan Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Other Awards.    The 2023 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2023 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards.    Awards granted under the 2023 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the 2023 Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

•        stock split of our outstanding shares of Common Stock;

•        stock dividend;

•        dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;

•        consolidation;

•        combination or reclassification of the shares;

•        recapitalization;

•        spin-off; or

•        other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the 2023 Plan Committee:

•        maximum number of shares that can be issued under the 2023 Plan (including the ISO share grant limit);

•        number and class of shares issued under the 2023 Plan and subject to each award;

•        exercise prices of outstanding awards; and

•        number and class of shares available for issuance under the 2023 Plan.

Merger, Consolidation or Asset Sale.    If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards remain outstanding under the 2023 Plan, unless provisions are made in connection with such transaction for the continuance of the 2023 Plan and/or the assumption or substitution of such awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the applicable award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Term of the 2023 Plan.    The 2023 Plan is in effect until October 25, 2026, or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2023 Plan.

Governing Law.    The 2023 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2023 Plan.    The Board generally may amend or terminate the 2023 Plan at any time and for any reason, except that it must obtain Stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options.    Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the shares of Common Stock, then, upon disposition of such shares of Common Stock, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares of Common Stock in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount recognized upon disposition of the shares of Common Stock over the exercise price. Any amount recognized in excess of the value of the shares of Common Stock on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the shares of Common Stock.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options.    A participant will not recognize ordinary income when a nonqualified stock option is granted. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased over the exercise price he or she paid.

Stock Appreciation Rights.    A participant will not recognize ordinary income when a SAR is granted. When a SAR is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of shares of Common Stock the participant receives.

Restricted Shares.    A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, assuming that the underlying shares of Common Stock are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of Common Stock, less any consideration paid for such shares of Common Stock. Any gains or losses recognized by the participant upon disposition of the shares of Common Stock will be treated as capital gains or losses. However, a participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date of grant of a restricted share award equal to the fair market value of the shares of Common Stock on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date.

Restricted Share Units.    A participant generally will not recognize ordinary income when restricted share units are granted. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the shares of Common Stock or the cash he or she receives, less any consideration paid.

Other Share-Based Awards.    Generally, participants will recognize ordinary income equal to the fair market value of the shares of Common Stock subject to other share-based awards when they receive the shares of Common Stock.

Cash-Based Awards.    Generally, a participant will recognize ordinary income when a cash-based award is settled in an amount equal to the cash he or she receives.

Sale of Shares.    When a participant sells shares of Common Stock that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the shares of Common Stock for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the shares of Common Stock for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 409A of the Tax Code.    In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a 20% penalty tax and an interest charge. The Company intends that awards granted under the Plan will either be exempt from, or will comply with, Section 409A.

Tax Deductibility of Compensation Provided Under the Plan.    When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1.0 million per year payable to any of the “covered employees” of a public company. The Compensation Committee has granted stock options under the Plan that were intended to be exempt from the $1 million deduction limit of Section 162(m). However, as a result of changes to Section 162(m) pursuant to the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1.0 million, except as otherwise permitted by applicable transition rules.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control of the Company, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Plan Benefits.    Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of the awards except that we have adopted a non-employee director compensation policy that provides that on the date of the annual meeting of stockholders each non-employee director will receive RSU’s having a value of $50,000, which grant will not be made unless this proposal is approved.

Interests of Directors and Executive Officers.    Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Plan.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the votes cast (virtually or by proxy) on the matter at the Annual Meeting is required to approve this proposal. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2023 PLAN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER THE 2023 PLAN EQUITY INCENTIVE PLAN TO 1,000,000.

PROPOSAL 8: THE AUTHORIZED COMMON STOCK INCREASE

Introduction

Our Certificate of Incorporation, as amended and restated, currently authorizes the issuance of up to 75,000,000 shares of common stock and 5,405,010 shares of preferred stock. The Board has approved an amendment to increase the number of authorized shares of Common Stock from 75,000,000 to 3,000,000,000 shares.

The proposed form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation to effect the increase in our authorized Common Stock is attached as Appendix C to this Proxy Statement.

Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), 3,000,000,000 shares of common stock, and 5,405,010 shares of preferred stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of the amendment.

Reasons for the Increase Certificate of Amendment

The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

As of the Record Date, [_______] shares of our Class A Common Stock were issued and outstanding.

Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Effects of the Increase in Authorized Common Stock

Following the filing of the Certificate of Amendment with the Secretary of State of Delaware, we will have the authority to issue up to 3,000,000,000 shares of Class A Common Stock. These shares may be issued without stockholder approval at any time (except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange on which our securities may then be listed), in the sole discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect.

The increase in our authorized Common Stock will not have any immediate dilutive effect or change the rights of current holders of our Common Stock.

Procedure for Implementing the Amendment

The increase in our authorized Class A Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Reservation of Right to Abandon Amendment to Increase Authorized Shares of Common Stock

The Board reserves the right to abandon the amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock at any time before the filing with the Secretary of State of Delaware of the Certificate of Amendment, notwithstanding stockholder approval for the amendment. For example, if the Reverse Stock Split is implemented, the Board may choose to abandon the amendment, since the Reverse Stock Split would effectively increase the number of authorized shares available for future issuance.

Vote required

Approval of Proposal No. 8 requires the affirmative vote of majority of the votes cast on this proposal. “FOR” Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 8.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 8.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AUTHORIZED COMMON STOCK INCREASE. SUBJECT TO CERTAIN CONDITIONS, PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 9: THE AMENDMENT TO THE COMPANY’S BAYLAWS PROPOSAL

Summary

The bylaws of the Company, adopted by the Company’s Board of Directors on or about June 4, 2021 (the “Bylaws”), currently set forth pursuant to Section 2.10, that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company, and may not be effected by any consent in writing by such stockholders (subject to the rights of the holders of any series or preferred stock or any other class of stock or series thereof that have been expressly granted the right to take action by written consent).

The Board has approved an amendment to the Bylaws to replace Section 2.10 of the Bylaws to permit the stockholders of the Company to take action by written consent, as follows:

Section 2.10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or bylaws of the corporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different voting power is required for such an action at a meeting, then that proportion of written consents is required. Any instance where action is authorized by written consent will be so authorized with no need for a meeting of stockholders to be called.

Reason for the Amendment to the Company’s Bylaws Proposal

The Board has determined that it is in the best interests of the Company to permit its shareholders to act by written consent rather than holding a meeting with the purpose of enabling faster, more flexible and cost-effective decision making for any routine and time-sensitive matters as it provides an efficient path to approve uncontroversial proposals and reduce the number of meetings of stockholders, the time and cost involved. The Board believes that allowing shareholders to take action via written consent will reduce the cost burden of holding multiple shareholder meetings in benefit of the Company.

Effects of the Amendment to the Company’s Bylaws Proposal

Following the amendment of our Bylaws, shareholders will have the ability to take action via written consent in lieu of a meeting. It is anticipated that this will result in Company holding fewer special shareholders meetings. A draft Amendment and Restatement of Company’s Bylaws is included herein as Appendix D.

Procedure for Implementing the Amendment

The change in our Bylaws will become effective upon the approval of the shareholders at the Annual General Meeting.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Vote required

Approval of Proposal No. 9 requires the affirmative vote of majority of the votes cast on this proposal. “FOR” Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 9.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 9.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S BYLAWS.

PROPOSAL 10: THE ADJOURNMENT PROPOSAL

General

In addition to the Election of Directors Proposal, Auditor Ratification Proposal, Advisory Vote on the Executive Compensation Proposal, the Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal, the Merger Proposal, the Generating Alpha Issuance Proposal, the Incentive Plan Increase Proposal, the Authorized Common Stock Increase Proposal, and the Amendment to the Company’s Bylaws proposal, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Election of Directors Proposal, Auditor Ratification Proposal, Advisory Vote on Executive Compensation Proposal, Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal, Merger Proposal, Generating Alpha Issuance Proposal, the Incentive Plan Increase Proposal, the Authorized Common Stock Increase Proposal and the Amendment to the Company’s Bylaws Proposal if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Election of Directors Proposal, Auditor Ratification Proposal, Advisory Vote on Executive Compensation Proposal, Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation Proposal, Merger Proposal, Generating Alpha Issuance Proposal, the Incentive Plan Increase Proposal, the Authorized Common Stock Increase Proposal, and the Amendment to the Company’s Bylaws Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned to another date. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Annual Meeting, this Proposal No. 10 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No.10. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 10, we do not expect any broker non-votes to result for this Proposal No. 10.

If a quorum is not represented at the Annual Meeting, this Proposal No. 10 will be approved if a majority of the votes cast at the Annual Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 10.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY, OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE ELECTION OF DIRECTORS PROPOSAL, AUDITOR RATIFICATION PROPOSAL, ADVISORY VOTE ON EXECUTIVE COMPENSATION PROPOSAL, ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION PROPOSAL, MERGER PROPOSAL, GENERATING ALPHA ISSUANCE PROPOSAL, INCENTIVE PLAN INCREASE PROPOSAL THE AUTHORIZED COMMON STOCK INCREASE PROPOSAL, AND THE AMENDMENT TO THE COMPANY’S BYLAWS PROPOSAL, IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE ABOVE PROPOSALS.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2024.

Other Matters to Come Before the 2025 Annual Shareholders Meeting

No other matters are to be presented for action at the Annual Shareholders Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Proxy Access Procedures for the 2025 Annual Shareholders Meeting

In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2025 Annual Shareholders Meeting pursuant to our Bylaws, an eligible stockholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to our Bylaws (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2025 Annual Shareholders Meeting. Such notice should be sent to our General Counsel’s attention at our executive offices. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. Our Bylaws are on file with the SEC and may be obtained from our General Counsel upon request.

Householding of Special Disclosure documents

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Safe & Green Holdings Corp., Attention: Corporate

Secretary, 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132 or by calling us at (646) 240-4235. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

By Order of the Board of Directors,
/s/ Michael McLaren
Michael McLaren
Chairman of the Board
Miami, Florida
November 4, 2025

Appendix A

A-1

Appendix B

B-1

Appendix C

C-1

Appendix D

D-1